UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2026

IDEAYA Biosciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38915	47-4268251
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5000 Shoreline Court, Suite 300

South San Francisco, California 94080

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (650) 443-6209

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	IDYA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On May 5, 2026, IDEAYA Biosciences, Inc. (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) an automatic shelf registration statement on Form S-3ASR (Registration No. 333-295560) (the “New Registration Statement”) to replace its existing automatic shelf registration statement on Form S-3 (Registration No. 333-272936) filed with the SEC on June 26, 2023 (the “Prior Registration Statement”), which was scheduled to expire on June 26, 2026 pursuant to Rule 415(a)(5) under the Securities Act of 1933, as amended (the “Securities Act”). Pursuant to Rule 415(a)(6) under the Securities Act, the Prior Registration Statement was deemed terminated as of the effective date of the New Registration Statement on May 5, 2026.

In connection with the filing of the New Registration Statement, on May 5, 2026, the Company filed with the SEC a prospectus supplement, dated May 5, 2026, to the New Registration Statement (the “ATM Prospectus Supplement”) pursuant to the Open Market Sales Agreement (the “Sales Agreement”), dated as of January 19, 2024, with Jefferies LLC (“Jefferies”), under which the Company may offer and sell, from time to time at its sole discretion, shares of its common stock, par value $0.0001 per share (the “Common Stock”), having aggregate gross proceeds of up to $156.6 million, representing the remaining capacity available under the Sales Agreement, through Jefferies as its sales agent.

Prior to the termination of the Prior Registration Statement, the Company had offered and sold shares of its common stock having an aggregate gross sales price of $193,447,003.19 under the Sales Agreement and, therefore, shares of common stock having an aggregate offering price of up to $156,552,996.81 remain available for offer and sale pursuant to the Sales Agreement and the New Registration Statement.

Latham & Watkins LLP, counsel to the Company, has issued an opinion to the Company, dated May 5, 2026, relating to the validity of the shares of the Company’s common stock that may be offered and sold pursuant to the ATM Prospectus Supplement, a copy of which is filed as Exhibit 5.1 to this Current Report.

This Current Report shall not constitute an offer to sell or the solicitation of an offer to buy any shares of Common Stock, nor shall there be any offer, solicitation or sale of such shares of Common Stock in any state or country in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or country.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

5.1	Opinion of Latham & Watkins LLP.

23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDEAYA BIOSCIENCES, INC.

Date: May 5, 2026	By:	/s/ Yujiro Hata
Yujiro Hata
President and Chief Executive Officer